UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2021

Bank of Commerce Holdings
(Exact name of Registrant as Specified in Its Charter)

California	000-25135	94-2823865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Capitol Mall, Suite 1255 Sacramento, California		95814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 421-2575

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BOCH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events.

Additional Disclosure in Response to Threatened Litigation Relating to the Merger

On or about August 26, 2021, counsel to Bank of Commerce Holdings (the “Company”) and Columbia Banking System, Inc. (“Columbia”) each received a letter threatening potential litigation from counsel for a potential plaintiff (the “Plaintiff”), a purported shareholder of the Company (the “Demand Letter”). The Demand Letter generally alleges that the registration statement on Form S-4 (the “Registration Statement”) filed in connection with the proposed merger of the Company with and into Columbia (the “Merger”), with Columbia surviving the Merger, omits material information with respect to the Merger. The Demand Letter demands that the Company and Columbia provide additional disclosures in an amendment or supplement to the Registration Statement.

The parties subsequently received additional demand letters from other potential plaintiffs making similar allegations, including a lawsuit filed against the Company on or about September 9, 2021 in the District Court for the Southern District of New York, under the caption Pinchas Raul v. Bank of Commerce Holdings et al., Case No. 1:2021cv07541.

Solely to avoid the costs, risks, and uncertainties inherent in potential litigation, and to allow the Company’s shareholders to vote on the proposals required in connection with the proposed Merger at the special meeting of the Company’s shareholders, the Company has agreed to supplement the disclosures contained in the Proxy Statement/Prospectus (“Additional Disclosures”). The Additional Disclosures are set forth below and should be read in conjunction with the Proxy Statement/Prospectus filed by the Company on August 17, 2021.

The Additional Disclosures moot the disclosure claims asserted in the Demand Letter, and, as a result, the Plaintiff has informed the Company that a lawsuit will not be filed in connection with the claims asserted in the Demand Letter.

The Company and Columbia vigorously deny that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were alleged in the Demand Letter, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary duties and are entering into the agreement to make the Additional Disclosures solely to eliminate the burden and expense of potential litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the Merger that might arise from litigation. Nothing in this document shall be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

The Company and Columbia have agreed to make the following amended and supplemental disclosures to the Proxy Statement/Prospectus. This supplemental information should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. Certain terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company and Columbia make the following amended and supplemental disclosures:

Opinion of Raymond James

The disclosure under the heading “The Mergers – Opinion of Raymond James- Material Financial Analyses” and the subheading “Selected Companies Analysis.” is hereby amended by deleting the list of companies following the first paragraph of this subsection on page 34 of the Proxy Statement/Prospectus and replacing it with the following, all of which otherwise is publicly-available:

		Price /
		TBV per Share	LTM EPS	‘21E EPS	‘22E EPS
•	Sierra Bancorp	126%	10.3x	9.6x	9.9x
•	Bank of Marin Bancorp	133%	13.4x	15.1x	13.4x
•	BayCom Corp	96%	13.5x	10.4x	10.5x
•	Central Valley Community Bancorp	133%	11.7x	10.1x	11.4x
•	Five Star Bancorp	221%	NA	12.5x	13.5x
•	California BanCorp	113%	22.0x	14.7x	12.4x
•	Oak Valley Bancorp	116%	9.6x	NA	NA
•	United Security Bancshares	120%	18.1x	NA	NA

The disclosure under the heading “The Mergers – Opinion of Raymond James- Material Financial Analyses” and the subheading “Selected Transaction Analysis.” is hereby amended by deleting the lists of transactions following the first paragraph of this subsection on page 35 and 36 of the Proxy Statement/Prospectus and replacing it with the following, all of which otherwise is publicly-available:

Regional Transactions:

		SUMMARY TRANSACTION MULTIPLES
		Deal Value / TBV	Deal Value / LTM Earnings	Premium / Core Deposits
•	Acquisition of First Choice Bancorp by Enterprise Financial Services Corp (04/26/2021)	200%	14.0x	13.1%
•	Acquisition of Pacific Mercantile Bancorp by Banc of California, Inc. (03/22/2021)	156%	29.7x	6.7%
•	Acquisition of Seacoast Commerce Banc Holdings by Enterprise Financial Services Corp (08/20/2020)	156%	10.5x	5.5%

National Transactions:

		SUMMARY TRANSACTION MULTIPLES
		Deal Value / TBV	Deal Value / LTM Earnings	Premium / Core Deposits
•	Acquisition of County Bancorp, Inc. by Nicolet Bankshares, Inc. (06/22/2021)	138%	15.3x	6.7%
•	Acquisition of Landmark Community Bank by Simmons First National Corporation (06/07/2021)	143%	14.0x	8.0%
•	Acquisition of Community Bankers Trust Corporation by United Bankshares, Inc. (06/03/2021)	177%	14.7x	11.7%
•	Acquisition of TGR Financial, Inc. by First Foundation Inc. (06/03/2021)	180%	17.4x	7.4%
•	Acquisition of Select Bancorp, Inc. by First Bancorp (06/01/2021)	187%	23.5x	11.0%
•	Acquisition of Altabancorp by Glacier Bancorp, Inc. (05/18/2021)	291%	22.2x	20.0%
•	Acquisition of First Choice Bancorp by Enterprise Financial Services Corp (04/26/2021)	200%	14.0x	13.1%
•	Acquisition of Mackinac Financial Corporation by Nicolet Bankshares, Inc. (04/12/2021)	173%	18.5x	8.9%
•	Acquisition of Premier Financial Bancorp, Inc. by Peoples Bancorp Inc. (03/29/2021)	141%	13.0x	5.8%
•	Acquisition of Pacific Mercantile Bancorp by Banc of California, Inc. (03/22/2021)	156%	29.7x	6.7%
•	Acquisition of Kentucky Bancshares, Inc. by Stock Yards Bancorp, Inc. (01/27/2021)	172%	16.4x	9.8%
•	Acquisition of Cummins-American Corp. by First Busey Corporation (01/19/2021)	112%	17.1x	1.3%
•	Acquisition of LINCO Bancshares, Inc. by First Mid Bancshares, Inc. (09/28/2020)	107%	21.0x	1.4%
•	Acquisition of Standard AVB Financial Corp. by Dollar Mutual Bancorp (09/25/2020)	140%	23.8x	6.8%
•	Acquisition of Seacoast Commerce Banc Holdings by Enterprise Financial Services Corp (08/20/2020)	156%	10.5x	5.5%
•	Acquisition of SB One Bancorp by Provident Financial Services, Inc. (03/12/2020)	125%	9.4x	3.3%
•	Acquisition of Three Shores Bancorporation, Inc. by United Community Banks, Inc. (03/09/2020)	156%	14.8x	4.4%

The disclosure under the heading “The Mergers – Opinion of Raymond James- Material Financial Analyses” and the subheading “Discounted Cash Flow Analysis” is hereby amended by deleting the first sentence of the first paragraph of this section on page 37 of the Proxy Statement/Prospectus and replacing it with the following:

Raymond James analyzed the discounted present value of BOCH’s projected free cash flows for the nine months ending December 31, 2021 and each of the 12-month periods ending December 31, 2022 through December 31, 2025 on a standalone basis.

The disclosure under the heading “The Mergers – Opinion of Raymond James- Material Financial Analyses” and the subheading “Discounted Cash Flow Analysis” is hereby supplemented by adding the following to the first paragraph on page 37 of the Proxy Statement/Prospectus as a new second sentence:

Free cash flows were determined using publicly available consensus analyst estimates for the years 2021 and 2022, with further years extrapolated based on growth rates, all of which were provided to Raymond James and approved for its use by BOCH.

The disclosure under the heading “The Mergers – Opinion of Raymond James- Material Financial Analyses” and the subheading “Discounted Cash Flow Analysis” is hereby supplemented by adding the following to the second paragraph on page 37 of the Proxy Statement/Prospectus as a new third sentence:

Raymond James arrived at this range by using the median of the historical 5-year price to next twelve month EPS multiple for the NASDAQ Bank Index of approximately 14.0x and added 1.0x to get the high of that range and subtracted 1.0x to get the low of that range.

The disclosure under the heading “The Mergers – Opinion of Raymond James- Material Financial Analyses” and the subheading “Discounted Cash Flow Analysis” is hereby amended by deleting the last sentence of the second paragraph on page 37 of the Proxy Statement/Prospectus and replacing it with the following:

Raymond James arrived at its discount rate range by using the Modified CAPM (Capital Asset Pricing Model) methodology as presented in the 2020 Duff & Phelps Valuation Handbook to estimate BOCH’s discount rate at approximately 12.0% and then added 1.0% to get the high of that range and subtracted 1.0% to get the low of that range of estimated discount rates.

The disclosure under the heading “The Mergers – Opinion of Raymond James- Material Financial Analyses” and the subheading “Miscellaneous” is hereby supplemented by adding the following sentence to the end of the first full paragraph in this section on page 39 of the Proxy Statement/Prospectus:

For these services, Raymond James was paid commissions and earned revenue, in total, of less than $2,600,000.

Caution Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing and potential benefits of the business combination transaction involving the Company and Columbia, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and Columbia operate; uncertainties regarding the ability of Merchants Bank of Commerce and Columbia State Bank to promptly and effectively integrate their businesses; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, shareholders, and counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report other than as required by law. For more information, see the risk factors described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”).

This report is being filed in respect of the proposed merger transaction involving the Company and Columbia. This communication does not constitute an offer to sell or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving the Company and Columbia. In connection with the proposed transaction, Columbia has filed a registration statement on Form S-4/A with the SEC, which was filed with the SEC on August 13, 2021 and declared effective on August 17, 2021. The registration statement includes a proxy statement of the Company that also constitutes a prospectus of Columbia, which was sent to the shareholders of the Company. Shareholders of the Company are advised to read the proxy statement/prospectus and any other relevant documents filed with the SEC, because they contain important information about Columbia, the Company and the proposed transaction.

THE COMPANY AND COLUMBIA URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about Columbia, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.bankofcommerceholdings.com under the tab “Investor Services” and from Columbia at www.columbiabank.com under the heading “Investor Relations”, or by requesting them in writing or by telephone from the Company at: Bank of Commerce Holdings, 555 Capitol Mall, Suite 1255, Sacramento, California 95814, ATTN: Corporate Secretary; Telephone (800) 421-2575.

Participants in the Solicitation

The Company and Columbia and certain of the Company’s directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 6, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Commerce Holdings

Date: September 13, 2021	By:	/s/ James A. Sundquist
James A. Sundquist
Executive Vice President – Chief Financial Officer